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                                                                    Exhibit 10.2
                             GRUBB & ELLIS COMPANY
                             2000 STOCK OPTION PLAN

                          Effective November 16, 2000


     Grubb & Ellis Company, a corporation organized under the laws of the State of Delaware (the "Company") hereby adopts this Grubb & Ellis Company 2000 Stock Option Plan.

     The purposes of this Plan are as follows:

     (1) To promote the interests of the Company, its subsidiaries and its stockholders, in attracting and retaining key employees of the Company and its subsidiaries, by granting options to such persons to purchase shares of its common stock.

     (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing to them an opportunity to become owners of capital stock of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

     Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Administrator

     "Administrator" shall mean the entity that conducts the general administration of the Plan as provided in Article VI.

Section 1.2 - Board

     "Board" shall mean the Board of Directors of the Company.

Section 1.3  -  Change of Control

     "Change of Control" shall mean:

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     (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding shares of Common Stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition by the Company, provided however, that after such acquisition, the Company is not eligible for deregistration under Section 12 of the Exchange Act;
(ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, provided however, that after such acquisition, the Company is not eligible for deregistration under Section 12 of the Exchange Act; (iii) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 1.3; or (iv) any acquisition by Warburg, Pincus Investors, L.P. ("Warburg"), The Goldman Sachs Group, Inc. ("GS Group") or C. Michael Kojaian and Mike Kojaian (the "Kojaian Investors") or any affiliates thereof (collectively the "Current Investors") of additional securities beyond their present holdings unless such acquisition results in either (x) the termination of the Voting Agreement dated January 24, 1997 by and among the Current Investors as in effect on the date hereof, resulting in any one of the Current Investors obtaining the power to elect all or a majority of the Directors of the Company or (y) the Company being eligible for deregistration under Section 12 of the Exchange Act. For purposes hereof, "affiliate" of a Current Investor shall include all Persons controlled by or under common control with a Current Investor, or any trusts, partnerships or other entity for the benefit of a Current Investor which is an individual or for the benefit of such individual's family members; or

     (b) Individuals who, as of November 16, 2000, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the Directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation of a reorganization, merger or consolidation or the acquisition of assets of another entity (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the Persons who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the

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election of directors, or more than 50% of the ownership interests, as the case may be, of the corporation or other entity resulting from such Business Combination (including, without limitation, a corporation or other entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or any entity resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding shares of common stock of the corporation (or ownership interests of the entity) resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation (or such entity) except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation (or other such entity) resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) A substantial partial or complete liquidation or dissolution of the Company or approval of same by the stockholders of the Company; or

     (e) A sale or other disposition of all or substantially all of the assets of the Company; or

     (f) The Current Investors in the aggregate cease to own beneficially at least 45% of the Outstanding Company Common Stock or the Outstanding Company Voting Securities, other than by reason of an underwritten offering of shares to the public pursuant to a registration statement under the Securities Act, provided that immediately following such sale, no Person owns 25% or more of the Outstanding Company Common Stock or the Outstanding Company Voting Securities.

Section 1.4 - Code

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.5 - Common Stock

     "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

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Section 1.6 - Company

     "Company" shall mean Grubb & Ellis Company, a Delaware corporation.

Section 1.7 - Compensation Committee

     "Compensation Committee" shall mean the Compensation Committee of the Board.

Section 1.8 - Director

     "Director" shall mean a member of the Board.

Section 1.9 - Disability

     "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

Section 1.10 - Employee

     "Employee" shall mean any Employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 3401(c) of the
Code) of the Company, or of any entity which is then a Parent Corporation or a Subsidiary, whether such Employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.11 - Exchange Act

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.12 - Fair Market Value

     "Fair Market Value" of a share of Common Stock as of any given date shall mean: (i) the closing price of the Common Stock on the New York Stock Exchange (as reported for regular trading hours and not extended hours) on the trading day preceding such date or, if shares of Common Stock were not traded on such date, then on the next preceding trading day during which a sale occurred; or
(ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Administrator; or (iv) if the Common Stock is not publicly traded, the Fair Market Value established by the Administrator acting in good faith. In determining the Fair Market Value of the Common Stock under subsection (i) of this Section 1.13, the Administrator may rely on the

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closing price as reported in the New York Stock Exchange composite transactions published in a) the Wall Street Journal; b) the Yahoo Finance internet site, or
c) such other reliable source of information as the Administrator deems appropriate.

Section 1.13 - Immediate Family

     "Immediate Family" shall mean parents, siblings, spouse and issue, spouses of such issue and any trust for the benefit of, or the legal representative of, any of the preceding persons, or any partnership substantially all of the partners of which are one or more of such persons or the Optionee or any limited liability company substantially all of the members of which are one or more of such persons or the Optionee.

Section 1.14 - ISO

     "ISO" shall mean an incentive stock option within the meaning of Section 422 of the Code.

Section 1.15 - NQSO

     "NQSO" shall mean an Option that does not qualify as an incentive stock option under Section 422 of the Code.

Section 1.16 - Officer

     "Officer" shall mean an Executive Officer designated as such by the Board and other corporate officers who are elected by the Board.

Section 1.17 - Option

     "Option" shall mean an option to purchase Common Stock of the Company, granted under this Plan. Options shall be ISOs or NQSOs.

Section 1.18 - Optionee

     "Optionee" shall mean an Employee to whom an Option is granted under this Plan.

Section 1.19 - Parent Corporation

     "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.20 - Person

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     "Person" shall mean any of the following: an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

Section 1.21 - Plan

     "Plan" shall mean this Grubb & Ellis Company 2000 Stock Option Plan.

Section 1.22 - Rule 16b-3

     "Rule 16b-3" shall mean that certain Rule 16b-3 promulgated under the Exchange Act, or any successor rule to such rule, and as such rule may be amended from time to time.

Section 1.23 - Secretary

     "Secretary" shall mean the Secretary of the Company.

Section 1.24 - Section 16 Insider

     "Section 16 Insider" shall mean any Employee who is subject to the reporting requirements and trading restrictions of Section 16 of the Exchange Act.

Section 1.25 - Securities Act

     "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.26 - Subsidiary

     "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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Section 1.27 - Term of Plan; Effective Date

     Subject to approval by the holders of a majority of the outstanding shares of Common Stock of the Company voting on or before November 16, 2000, this Plan shall be effective as of November 16, 2000 ("Effective Date"). Upon becoming effective, this Plan shall continue in effect until such date as the Board discontinues the Plan; provided, however, that no ISO shall be granted under the Plan after November 15, 2010. Any such termination of the Plan shall not affect Options previously granted and such Options shall remain in full force and effect as if this Plan had not been terminated.

Section 1.28 - Termination of Employment

     "Termination of Employment," for purposes of the Plan, shall mean the time when the Employee-employer relationship between the Optionee and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company; and (ii) at the discretion of the Administrator, terminations which result in a temporary severance of the Employee-employer relationship not exceeding 180 calendar days. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment with respect to the Plan and the Options granted thereunder, including, but not limited to, all questions of whether particular leaves of absence constitute Terminations of Employment. However, nothing in this Plan shall be construed to modify the employment relationship between the Company and the Employee, which is an at-will employment relationship except to the extent expressly provided otherwise in writing.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

     The shares of stock subject to Options shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options shall not exceed one million five - hundred thousand (1,500,000).

Section 2.2 - Unexercised Options

     If any Option expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be available for the grant of Options hereunder, subject to the limitations of Section 2.1.

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Section 2.3 - Changes in Common Stock

     In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted.

                                  ARTICLE III.

                              GRANTING OF OPTIONS

Section 3.1 - Eligibility

     The Administrator may grant Options to any key Employee of the Company or of any of its Subsidiaries, whether presently in existence or hereinafter organized or acquired. Independent contractors are not eligible to be granted Options under the Plan. A key Employee with the Company is one whose duties and/or authority are such that, in the judgment of the Administrator, he is in a position to contribute significantly to the success of the Company or any of its Subsidiaries.

Section 3.2 - Types of Options

     (a) Options may be granted pursuant to this Plan at any time during its term. Options granted may be either ISOs or NQSOs.

     (b) ISOs shall be granted only to eligible Employees. The aggregate fair market value (determined as of the respective date or dates of grant) of the shares with respect to which ISOs may first be exercisable under the Plan (or any other plan of the Optionee's employer corporation or its Parent Corporation or Subsidiary) during any one calendar year shall not exceed the sum of $100,000. To the extent that an Option granted under this Plan exceeds these limits, that portion of the Option which does not qualify as an ISO shall be treated as an NQSO.

Section 3.3 - Granting of Options

     (a) The Administrator shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

          (i)   Determine which Employees in its opinion should be granted
Options;

          (ii) Determine the number of shares to be subject to such Options granted to such selected Employees;

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          (iii) Determine the terms and conditions of such Options, consistent with the Plan; and

          (iv)  Determine whether such options shall be ISOs or NQSOs.

     (b) Upon the selection of an Employee to be granted an Option, the Administrator shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.

                                  ARTICLE IV.

                                TERMS OF OPTIONS

Section 4.1 - Option Agreement

     Each Option shall be evidenced by a written Stock Option Grant, which shall be executed by an authorized Officer of the Company and which shall contain such terms and conditions as the Administrator shall determine, consistent with the Plan.

Section 4.2 - Option Price

     The price per share of the Common Stock subject to each Option granted to Employees shall be set by the Administrator; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and in the case of ISOs, such price shall not be a) less than 110% of the Fair Market Value of a share of Common Stock on the date such ISO is granted if the optionee owns stock representing more than 10% of the total voting power of all classes of stock of the Company at the grant date, or b) less than 100% of the Fair Market Value of a share of Common Stock on the date such ISO is granted for all other Employees.

Section 4.3 - Option Vesting

     (a) Options shall become exercisable at such times and in such installments (which may be cumulative) as the Administrator shall provide in the terms of each individual Stock Option Grant; provided, however, that unless the Administrator otherwise provides, in the Stock Option Grant or otherwise, no Option shall be exercisable by any Optionee until the Optionee has remained in employment for one year after the date the Option is granted. At any time after the grant of an Option, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the time at which such Option or any portion thereof may be exercised.

     (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable, unless otherwise determined by the Administrator.

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Section 4.4 - Option Term

     The term of an Option shall be set by the Administrator in its discretion; provided, however, that the term for an ISO shall not be more than ten (10) years from the date of the Option is granted; and provided further, that no ISO granted to an Optionee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company at the date of grant shall be exercisable more than five (5) years after the date of grant. The Administrator may extend the term of any outstanding Option in connection with any Termination of Employment of the Optionee, or amend any other term or condition of such Option relating to such a termination; provided that an ISO may not be exercisable more than three months following Termination of Employment.

Section 4.5 - Adjustments in Outstanding Options

     In the event that the outstanding shares of Common Stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Administrator shall make an appropriate and equitable adjustment in the number and kind of securities as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Administrator shall be final and binding upon all Optionees, the Company and all other interested persons.

                                   ARTICLE V.

                              EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

     During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof; provided, however, if such Option is transferred pursuant to Section 8.1, such Option may be exercised by the Immediate Family member to whom such Option was so transferred. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

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Section 5.2 - Partial Exercise

     At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Administrator may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable:

     (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Administrator or its delegate; and

     (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

          (ii) Subject to the Administrator's consent, shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or submission of proof of such owned shares satisfactory to the Administrator followed by issuance of shares upon such exercise from which a number of such previously owned shares of appropriate value have been deducted;

          (iii) Subject to the Administrator's consent, payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;

          (iv) Subject to the Administrator's consent, full payment in any other form approved by the Administrator, consistent with applicable law and the Plan; or

          (v) Any combination of the consideration provided in the foregoing subsections (i), (ii), (iii) and (iv); and

     (c) On or prior to the date the same is required to be withheld:

          (i) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

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          (ii) Subject to the Administrator's consent, full payment by delivery to the Company of shares of the Common Stock owned by the Optionee duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise such Option or portion with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

          (iii) Subject to the Administrator's consent, full payment by retention by the Company of shares of Common Stock to be issued pursuant to such Option exercise with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

          (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii).

     (d) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

     (e) In the event that the Option or portion thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

Section 5.4 - Conditions to Issuance of Stock and/or Stock Certificates

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue any shares of Common Stock or deliver any certificate or certificates for shares of Common Stock or other evidence of ownership of shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

     (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Administrator shall, in its absolute discretion, deem necessary or advisable; and

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     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable; and

     (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

     (e) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience.

Section 5.5 - Expiration of Options

     (a) Subject to the provisions of Section 5.5(b), the Administrator shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Administrator may provide in the terms of individual Options that the unvested portion of said Option expires immediately upon a Termination of Employment for any reason.

     (b) In the event of Termination of Employment of an Optionee by reason of death or Disability, his Option(s) may not be exercised to any extent by anyone after the expiration of twelve (12) months from such Termination of Employment, unless otherwise determined by the Administrator for a specifically designated Option.

Section 5.6 - Rights as Stockholders

     The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such shares have been issued by the Company to such holders.

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Section 5.7 - Transfer Restrictions on Shares

     The Administrator, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Grant and may be referred to on the certificates evidencing such shares and/or through the issuance of stop-transfer orders to transfer agents and registrars. The Administrator may require the Optionee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of any stock options, within two years from the date of granting such option or one year after the transfer of such shares to such Optionee. The Administrator may direct that certificates evidencing shares or other evidence of ownership of such shares acquired by exercise of any stock options refer to such requirement to give prompt notice of disposition.

                                  ARTICLE VI.

                                 ADMINISTRATION

Section 6.1 - Committee

     The Administrator of the Plan with respect to Options granted to Employees who are not Section 16 Insiders shall be the Compensation Committee. The Administrator of the Plan with respect to Options granted to Section 16 Insiders shall be the Board; provided, that the Board is authorized to delegate to the Compensation Committee or other Board committee designated as the Administrator such administrative powers with respect to the Plan as it deems appropriate but only to the extent that the requirements of the exemption under Rule 16b-3 are met with respect to Options granted to Section 16 Insiders. In either case, the Board has the authority to designate another committee or a subcommittee of the Board to administer the Plan, consisting solely of two or more Directors appointed by, and serving on such committee at the pleasure of, the Board. Appointment of members of such committee shall be effective upon acceptance of appointment. Such members may resign at any time by delivering written notice to the Board. Vacancies in such committee shall be filled by the Board.

Section 6.2 - Duties and Powers of the Administrator

     (a) The Administrator is authorized to grant Options, including determining the terms of the Options, granted under the Plan. It shall be the duty of the Administrator to conduct the general administration of the Plan in accordance with its provisions. The Administrator shall have the power to interpret the Plan and the Stock Option Grants, and to adopt such rules for the administration, interpretation and application of the Plan and the Stock Option Grants as are consistent therewith and to interpret, amend or revoke any such rules.

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Section 6.3 - Majority Rule; Written Consent

     The Administrator shall act by a majority of its members in office. The Administrator may act either by vote at a meeting at which a quorum is present or by a memorandum or other written instrument signed by a majority of the members of the Administrator.

Section 6.4 - Compensation; Professional Assistance; Good Faith Actions

     Members of the Administrator shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Administrator in connection with the administration of the Plan shall be borne by the Company. The Administrator may employ attorneys, consultants, accountants, appraisers, brokers, administrative service providers or other persons. The Administrator, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Administrator shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Administrator shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII.

                               CHANGE OF CONTROL

Section 7.1 - Automatic Acceleration of Vesting of Options

     Notwithstanding the provisions of Section 4.3, all outstanding Options which are at least 50% vested prior to a Change of Control, shall vest immediately upon the occurrence of a Change of Control; subject to the provisions of Sections 7.2 and 7.4 hereunder.

Section 7.2 - Administrator's Powers Upon a Change of Control

     In the event of a Change of Control, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option, or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option, granted or issued under the Plan or to facilitate such transaction or event:

          (i) To provide for either the purchase of any such Option, for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or

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

realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option, with other rights or property selected by the Administrator in its sole discretion;

          (ii) To provide that such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option;

          (iii) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

          (iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options, or Options which may be granted in the future; and

          (v) To provide that immediately upon the consummation of such event, such Option shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option shall be exercisable in full, notwithstanding anything to the contrary in the Plan or the provisions of such Option.

Section 7.3 - Assumption of Options or Substitutions of Equity Awards by Successors

     If the Company undergoes an Change of Control, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options outstanding under the Plan or may substitute similar stock awards (including an award to acquire the same consideration paid to the stockholders in the Change of Control transaction)for Options outstanding under the Plan.

Section 7.4 - Impact of Options Upon Pooling of Interests

     Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Option would so qualify, then this Plan and any such agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any such agreement would disqualify the transaction from pooling of interests accounting treatment then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction. The existence of the Plan, any Option shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                                 ARTICLE VIII.

                                OTHER PROVISIONS

Section 8.1 - Transferability of Options

     Options granted under this Plan may not be sold, pledged, assigned, or transferred in any manner otherwise than by will or the laws of descent or distribution. Notwithstanding the foregoing provisions of this Section 8.1, the Administrator may provide that an Option may be transferred to an Immediate Family member; provided, however, that any such transfer is without payment of any consideration whatsoever, that no such transfer shall be valid unless first approved by the Administrator, acting in its sole discretion, and that any Option so transferred shall remain subject to the terms and conditions of this Plan and the Stock Option Grant.

Section 8.2 - Amendment, Suspension or Termination of the Plan

     The Plan may be wholly or partially amended or otherwise modified or suspended by the Administrator; provided, that stockholder approval shall be required for any amendments or modifications which change the number of shares of Common Stock or otherwise are required to be submitted to a vote of stockholders of the Company pursuant to the requirements of any exchange on which the Company's shares are then listed, the Exchange Act or pursuant to
Section 422 of the Code. In such event, the amendment or modification shall be effective upon the affirmative vote of a majority of shares voting. The Plan may be terminated at any time or from time to time by the Board. However, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the each outstanding Option granted hereunder, impair any rights or obligations under any Option theretofore granted. No Option may be granted during any period of suspension nor after termination of the Plan.

Section 8.3 - Effect of Plan Upon Other Option and Compensation Plans

     The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for Employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 8.4 - Miscellaneous

     (a) No person shall have any claim or right to be granted an Option under this Plan. The grant of an Option under this Plan shall not confer any right on the Optionee to continue in the employ of or association with the Company or limit in any way the right of the Company to terminate such employment.

     (b) The Company shall have the right to condition exercise of Options granted pursuant to this Plan upon satisfactory arrangements to assure that, to the extent the exercise of such Options shall result in realization by the person exercising such Options of income subject to a requirement that taxes be withheld with respect to such income, the amount of such taxes shall be provided by the Optionee at the time of exercise of the Options or the number of Shares issuable upon such exercise shall be reduced and withheld to satisfy such tax obligations.

Section 8.5 - Compliance with Laws

     The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or in connection with options granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 8.6 - Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

Section 8.7 - Governing Law

     This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to conflicts of laws thereof.

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

**********

     I hereby certify that the foregoing Grubb & Ellis Company 2000 Stock Option Plan was duly adopted by the holders of the Common Stock of the Company as of November 16, 2000.

     Executed on this _____ day of_______________, 2000.




                              /s/Carol Vanairsdale
                              --------------------
                              Vice President and Assistant General
                                Counsel

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